UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          September 27, 2010

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On September 27, 2010, Allis-Chalmers Energy Inc. (the “Company”) and Lime Rock Partners V, L.P. (“Lime Rock”) entered into a Fifth Amendment (the “Fifth Amendment”) to their Investment Agreement, dated May 20, 2009.  Pursuant to the Fifth Amendment, Lime Rock has agreed to designate their two remaining nominees to the Company’s board of directors by March 25, 2011.

The full text of the Fifth Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(d)          Exhibits:

Exhibit No.	Description

4.1	Fifth Amendment to Investment Agreement, dated September 27, 2010, between Allis-Chalmers Energy Inc. and Lime Rock Partners V, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: September 30, 2010	By: /s/ Theodore F. Pound III
Name: Theodore F. Pound III Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fifth Amendment to Investment Agreement, dated September 27, 2010, between Allis-Chalmers Energy Inc. and Lime Rock Partners V, L.P.